INVESTMENTS IN AFFILIATES	9 Months Ended
Sep. 30, 2018
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENTS IN AFFILIATES
INVESTMENT IN AFFILIATE

The carrying amount of our equity method investment as at September 30, 2018 is as follows:

(in thousands of $)	September 30, 2018
Hilli LLC	208,554

Quoted market prices for Hilli LLC are not available because it is not publicly traded.

The components of equity in net assets of non-consolidated affiliate are as follows:

(in thousands of $)
Equity in net assets of affiliate at July 1, 2018	—
Net purchase price on July 12, 2018	199,728
Dividend	(1,946)
Equity in net losses of affiliate	(71)
Fair value of debt guarantee (see note 11)	10,843
Equity in net assets of affiliate at September 30, 2018	208,554

Hilli LLC

On July 12, 2018, we purchased 50.0% of the Hilli Common Units from Golar, affiliates of Keppel and B&V (together, the “Sellers”). Hilli LLC owns Golar Hilli Corp., the disponent owner of the Hilli. The Hilli Common Units provide us with significant influence over Hilli LLC. The Hilli is currently operating under an 8-year liquefaction tolling agreement (the “LTA”) with Perenco Cameroon S.A. (“Perenco”) and Société Nationale des Hydrocarbures (together with Perenco, the “Customer”). The purchase price for the Hilli Acquisition was $658 million, less 50% of the net lease obligations under the Hilli Facility on the Closing Date, plus working capital adjustments. The purchase price was subsequently adjusted for working capital adjustments 90 days after the Closing Date in October 2018, with settlement of such amount 120 days after the Closing Date in November 2018.

We entered into the Amended and Restated Limited Liability Company Agreement of Hilli LLC (the “Hilli LLC Agreement”) on July 12, 2018. The ownership interests in Hilli LLC are represented by three classes of units, the Hilli Common Units, the Series A Special Units and the Series B Special Units. After the Hilli Acquisition, we own:

•	50.0% of the Hilli Common Units, with the remaining Hilli Common Units owned by Golar, Keppel and B&V (44.6%, 5.0% and 0.4%, respectively).

We do not own any of the Series A Special Units or Series B Special Units.

Hilli LLC is an entity where the economic results are allocated based on a contractual agreement rather than relative ownership percentages. This is due to the different classes of equity within Hilli LLC, (Common Units, Series A Special Units and Series B Special Units). As the Hilli LLC Agreement is a substantive contractual arrangement that specifies the allocation of cash proceeds, management has performed the notional fair value exercise to allocate the cost of our investment to the acquired assets and liabilities based on the Hilli LLC Agreement. This exercise determined that the fair value adjustment primarily related to the vessel and the customer contract within the entity. Our share of the fair value adjustment relating to Hilli LLC Common Units is required to be amortized through the statement of operations as part of the equity accounting. In addition we have calculated our “Equity in net earnings of affiliates” based on the same assumptions.

The main assumption made in the above exercise was to make certain assumptions about the allocation of non-cash components. Specifically, the unrealized mark-to-market movement in the oil derivative asset associated to the fair value of the Brent Crude price is allocated to the Series A Special Unit holders only as they are the only unit holders who benefit from the oil linked revenues, and the cost of the Hilli asset is allocated between the Common Unit holders and the Series B Special Unit holders. This split follows the allocation of cash revenues associated with the capacity of the Hilli to the Common Unit holders and the Series B Special Unit holders and also the rights that such holders have in the event of Hilli LLC being liquidated, or in the event that there is an insurance payout related to the Hilli asset.

The Hilli LLC Agreement provides that within 60 days after the end of each quarter (commencing with the quarter ended September 30, 2018), Golar, in its capacity as the managing member of Hilli LLC shall determine the amount of Hilli LLC’s available cash and appropriate reserves (including cash reserves for future maintenance capital expenditures, working capital and other matters), and Hilli LLC shall make a distribution to the unitholders of Hilli LLC (the “Hilli Unitholders”) of the available cash, subject to such reserves. All three classes of ownership interests in Hilli LLC have certain participating and protective rights. Hilli LLC shall make distributions to the Hilli Unitholders when, as and if declared by Golar; provided, however, that no distributions may be made on the Hilli Common Units on any distribution date unless Series A Distributions (defined below) and Series B Distributions (defined below) for the most recently ended quarter and any accumulated Series A Distributions and Series B Distributions in arrears for any past quarter have been or contemporaneously are being paid or provided for.

The Series A Special Units are entitled to receive the “Series A Distributions,” which means, with respect to any quarter, 100% of any Incremental Perenco Revenues received by Hilli Corp during such quarter. “Incremental Perenco Revenues” is contractually defined as:

•
any cash received by Hilli Corp from revenue invoiced to the extent such revenue invoiced are based on tolling fees under the LTA relating to an increase in the Brent Crude price above $60 per barrel; less

•	any incremental tax expense arising from or related to any cash receipts referred to in the bullet point above; less

•	the pro-rata portion of any costs that may arise as a result of the underperformance of the Hilli (“Underperformance Costs”) incurred by Hilli Corp during such quarter.

Series B Special Units are entitled to receive the “Series B Distributions,” which means, with respect to any quarter, an amount equal to 95% of Revenues Less Expenses received by Hilli Corp during such quarter. “Revenues Less Expenses” is contractually defined as:

•
the cash receipts from revenues invoiced by Hilli Corp as a direct result of the employment of more than the first 50% of LNG production capacity for the Hilli, before deducting any Underperformance Costs (unless the incremental capacity above the first 50% is supplied under the terms of the LTA and the term of the LTA is not expanded beyond 500 billion cubic feet of feed gas), excluding, for the avoidance of doubt, any Incremental Perenco Revenues; less

•
any incremental costs whatsoever, including but not limited to operating expenses, capital costs, financing costs and tax costs, arising as a result of employing and making available more than the first 50% of LNG production capacity for the Hilli; less

•
any reduction in revenue attributable to the first 50% of LNG production capacity availability as a result of making more than 50% of capacity available under the LTA (including, but not limited to, for example, as a result of a tolling fee rate reduction as contemplated in the LTA); less

•	the pro-rata share of Underperformance Costs incurred by Hilli Corp during such quarter.

Hilli Common Units: Distributions to Hilli Common Units may not be made until any Series A Distributions and Series B Distributions for the most recently ended quarter and any accumulated Series A Distributions and Series B Distributions in arrears for any past quarter have been paid. Hilli LLC Common Unitholders may also receive, with respect to any quarter, an amount equal to 5% of of Revenues less Expenses received by Hilli Corp during such quarter.